UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 13, 2019

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on February 13, 2018, GNC Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (as amended from time to time, the “Securities Purchase Agreement”) by and between the Company and Harbin Pharmaceutical Group Holdings Co., Ltd. (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor, and the Investor agreed to purchase from the Company, 299,950 shares of a newly created series of convertible preferred stock of the Company, designated the “Series A Convertible Preferred Stock” (the “Preferred Stock”), for a purchase price of $1,000 per share, or an aggregate of approximately $300 million (the “Securities Purchase”). The Preferred Stock is convertible into shares of the common stock of the Company (the “Common Stock”) at an initial conversion price of $5.35 per share, subject to customary anti-dilution adjustments. Pursuant to the terms of the Securities Purchase Agreement, the Investor assigned its interest in the Securities Purchase Agreement to Harbin Pharmaceutical Group Co., Ltd., a company incorporated in the People’s Republic of China (“Hayao”).

Also as previously disclosed, on November 7, 2018, the Company and Hayao entered into an Amendment to the Securities Purchase Agreement, pursuant to which the Company and Hayao agreed, among other things, to complete the Securities Purchase as follows: (i) 100,000 shares of Preferred Stock to be issued on or about November 9, 2018 for a total purchase price of $100,000,000 (the “Initial Issuance”), (ii) 50,000 shares of Preferred Stock to be issued on or about December 28, 2018 for a total purchase price of $50,000,000 (the “Second Issuance”) and (iii) 149,950 shares of Preferred Stock to be issued on or about February 13, 2019 for a total purchase price of $149,950,000 (the “Third Issuance”). The Initial Issuance was completed on November 8, 2018 and the Second Issuance was completed on January 2, 2019.

Closing of Third Issuance

On February 13, 2019, the Company and Hayao consummated the Third Issuance pursuant to the terms of the Securities Purchase Agreement. In connection with the Third Issuance and to set forth the rights and obligations of Hayao upon the Third Issuance, the Company and Hayao entered into an Amended and Restated Stockholders Agreement, dated as of February 13, 2019 (the “Stockholders Agreement”). The Stockholders Agreement is substantially similar to the Form of Stockholders Agreement described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2018 and attached as Exhibit D to the Securities Purchase Agreement filed as Exhibit 10.1 thereto. Such description is not purported to be complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

China Joint Venture

As previously disclosed, on November 7, 2018, the Company entered into a Master Reorganization and Subscription Agreement (as amended, the “JV Framework Agreement”) by and between the Company, GNC Hong Kong Limited, a company established under the laws of Hong Kong (the “HK Company”), GNC (Shanghai) Trading Co., Ltd., a company incorporated in the People’s Republic of China (the “PRC”) (the “WFOE”), GNC China Holdco, LLC, a Delaware corporation (“GNC China”), Hayao, and Harbin Pharmaceutical Hong Kong II Limited, a company established under the laws of Hong Kong (“Hayao HK” and together with the other parties to the JV Framework Agreement, the “JV Parties”). Pursuant to the JV Framework Agreement, among other things, (i) Hayao HK will acquire shares representing 65% of the HK Company’s issued share capital and the HK Company will become a joint venture between Hayao HK and GNC China (the “HK JV”); (ii) the WFOE will transfer its assets and liabilities primarily related to the PRC Business (as defined in the JV Framework Agreement) to a newly formed entity in the PRC (the “PRC JV”); (iii) Hayao will acquire shares representing sixty-five percent (65%) of the issued and outstanding capital of the PRC JV; and (iv) Hayao will invest $20.0 million in the PRC JV (clauses (i)-(iv) collectively, together with the other transactions contemplated by the JV Framework Agreement, the “JV Transactions”).

On February 13, 2019, the Company and the other JV Parties entered into an Amendment to the Master Reorganization and Subscription Agreement (the “Amendment”), pursuant to which the JV Parties agreed to close the HK JV concurrently with the Amendment and to close the PRC JV on a deferred basis upon receipt of requisite PRC regulatory and legal approvals. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Closing of the HK JV Formation

On February 13, 2019, the JV Parties consummated the HK JV and the JV Transactions related thereto (the “HK JV Closing”) pursuant to the terms of the JV Framework Agreement. In connection with the HK JV Closing and in accordance with the JV Framework Agreement, (i) the Company, Hayao, GNC China, Hayao HK and the HK Company entered into a Shareholders Agreement, dated as of February 13, 2019 (the “HK Shareholders Agreement”), (ii) the HK Company, General Nutrition

Corporation and GNC Intellectual Property Holdings, LLC (“GNC IPCo”) entered into an Intellectual Property License Agreement, dated as of February 13, 2019 (the “IP License Agreement”), (iii) the HK Company and General Nutrition Corporation entered into a Product Supply Agreement, dated as of February 13, 2019 (the “Product Supply Agreement”), and (iv) General Nutrition Corporation and Hayao entered into a Services Letter Agreement, dated as of February 13, 2019 (the “Services Letter Agreement”, and together with the Product Supply Agreement, the IP License Agreement and the HK Shareholders Agreement, the “HK JV Agreements”).

The terms and conditions of the HK JV Agreements are described in our Current Report on Form 8-K as filed with the SEC on November 7, 2018. Such description is not purported to be complete and is qualified in its entirety by reference to the full text of the Form of HK Shareholders Agreement, the Form of IP License Agreement, the Form of Product Supply Agreement, and the Form of Services Letter Agreement (the “Form JV Agreements”), which were filed on November 13, 2018 in our Current Report on Form 8-K as Exhibit B (Form of HK Shareholders Agreement), Exhibit D (Form of IP License Agreement), Exhibit E (Form of Product Supply Agreement) and Exhibit F (Form of Services Letter Agreement) to the Master Reorganization and Subscription Agreement, attached as Exhibit 10.1 to such Current Report and are incorporated by reference into this Item 1.01. The HK JV Agreements are substantially similar to the Form JV Agreements, modified in each case solely to reflect that closing of the PRC JV will occur after the closing of the HK JV, as further described in the Amendment.

Item 7.01 Regulation FD Disclosure
On February 13, 2019, the Company issued a press release announcing that the Company and Hayao consummated the Third Issuance and the closing of the HK JV. A copy of the Company’s press release containing such announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The foregoing information (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Exhibit Description
10.1	Amended and Restated Stockholders Agreement, dated February 13, 2019
10.2	Amendment to the Master Reorganization and Subscription Agreement, dated February 13, 2019
99.1	Press release of GNC Holdings, Inc., dated February 13, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2019
GNC HOLDINGS, INC.

By:    /s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer